                                                                       EXHIBIT 1

                             UNDERWRITING AGREEMENT

                                                                           , 199

Amoco Company and
  Amoco Corporation
200 East Randolph Drive
Chicago, Illinois 60601

Dear Sirs:

     We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Amoco Company, a Delaware corporation (the "Company"), proposes to issue and sell [(i)] [Currency and Principal Amount] aggregate initial offering price of [Full Title of Debt Securities] (the "Debt Securities"), which are to be unconditionally guaranteed as to payments of principal, premium, if any, and interest, if any (the "Guarantees"), by Amoco Corporation, an Indiana corporation (the "Guarantor")[,
and (ii)           warrants (the "Debt Warrants") to purchase [Currency and
Principal Amount] aggregate initial offering price of its [Full Title of Debt Securities] (the "Debt Warrant Securities")]. [(The Debt Securities and the Debt Warrants, but not the Debt Warrant Securities, are collectively referred to herein as the "Offered Securities.") The Debt Securities [and the Debt Warrant Securities] will be issued pursuant to the provisions of an Indenture dated as of August 1, 1997 (the "Indenture") among the Company, the Guarantor and The Chase Manhattan Bank, as Trustee (the "Trustee") [and the Debt Warrants will be issued pursuant to the provisions of a Debt Warrant Agreement dated as of
                 (the "Debt Warrant Agreement") between the Company and [Name of Debt Warrant Agent], as Debt Warrant Agent].

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell, the Guarantor agrees to guarantee, and the Underwriters agree to purchase, severally and not jointly, the respective principal amount of Debt Securities [and numbers of Debt Warrants]
set forth below opposite their names at a purchase price of      % of the
principal amount of Debt Securities[, plus accrued interest, if any, from [Date of Offered Securities] to the date of payment and delivery] [and at a purchase
price of $     per Debt Warrant]:

                                                              PRINCIPAL AMOUNT OF
                            NAME                                DEBT SECURITIES
                            ----                              -------------------
[Morgan Stanley & Co. Incorporated].........................
[Morgan Stanley International]..............................
                                                                   --------
          Total.............................................
                                                                   ========

                                                                NUMBER OF DEBT
                            NAME                                   WARRANTS
                            ----                              -------------------
[Morgan Stanley & Co. Incorporated].........................
[Morgan Stanley International]..............................
                                                                   --------
          Total.............................................
                                                                   ========

     [The principal amount of Debt Securities and number of Debt Warrants to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities and number of Debt Warrants sold pursuant to delayed delivery contracts.]

     The Underwriters will pay for the Offered Securities [(less any Offered Securities sold pursuant to delayed delivery contracts)] upon delivery thereof
at [office] at      a.m. (New York time; on             , 199  , or at such
other time, not later than [   p.m.] (New York time) on             , 199  , as
shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

     The Offered Securities shall have the terms set forth in the Prospectus
dated             , 199  , and the Prospectus Supplement dated             ,
199  , including the following:

TERMS OF DEBT SECURITIES

  Title:

     [     %] [Floating Rate] [Zero Coupon] [Notes] [Debentures] due

  Aggregate Principal Amount:

     [$]

  Price to Public:

          % of the principal amount of the Debt Securities, plus accrued
     interest from           to           [and accrued amortization, if any,
     from           to           ]

  Purchase Price by Underwriters:

          % of the principal amount of the Debt Securities, plus accrued
     interest from           to           [and accrued amortization, if any,
     from           to           ]

  Specified Funds for Payment of Purchase Price:

  Indenture:

     Indenture dated as of August 1, 1997, among the Company, the Guarantor and The Chase Manhattan Bank, as Trustee

  Maturity Date:

  Interest Rate:

     [     %] [Zero Coupon] [See Floating Rate Provisions]

  Interest Payment Dates:

               and           commencing           ,      (Interest Accrues from
                 ,      )

  Redemption Provisions:

     [No provisions for redemption]

     [The Debt Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of
     [$]           or an integral multiple thereof, [on or after             ,
          at the following redemption prices (expressed in percentages of
     principal amount). if [redeemed on or before             ,      %, and if]
     redeemed during the 12-month period beginning           .

                                                                REDEMPTION
                            YEAR                                  PRICE
                            ----                                ----------


     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.] [on any interest payment
     date falling in or after             ,      , at the election of the
     Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [RESTRICTION ON REFUNDING]

  Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Debt Securities are entitled to the benefit of a sinking fund to
     retire [$]           principal amount of Debt Securities on             in
     each of the years      through      at 100% of their principal amount plus
     accrued interest] [ , together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$]
               principal amount of Debt Securities in the years      through
          at 100% of their principal amount plus accrued interest].

        [If Debt Securities are extendible debt securities, insert --

  Extendible Provisions:

     Debt Securities are repayable on             ,      [insert date and
     years], at the option of the holder, at their principal amount with accrued
     interest. Initial annual interest rate will be      %, and thereafter
     annual interest rate will be adjusted on             ,      and      to a
     rate not less than      % of the effective annual interest rate on U.S.
     Treasury obligations with      -year maturities as of the [insert date 15
     days prior to maturity date] prior to such [insert maturity date].]

        [If Debt Securities are Floating Rate debt securities, insert --

  Floating Rate Provisions:

     Initial annual interest rate will be      % through             [and
     thereafter will be adjusted [monthly] [on each           ,           ,
               and           ] [to an annual rate of      % above the average
     rate for   -year [month] [securities] [certificates of deposit] issued by
               and           [insert names of banks],] [and the annual interest
     rate [thereafter] [from             through             ] will be the
     interest yield equivalent of the weekly average per annum market discount
     rate for   -month Treasury bills plus      % of Interest Differential (the
     excess, if any, of (i) then current weekly average per annum secondary
     market yield for   -month certificates of deposit over (ii) then current
     interest yield equivalent of the weekly average per annum market discount
     rate for   -month Treasury bills); [from           and           thereafter
     the rate will be the then current interest yield equivalent plus      % of
     Interest Differential).]

  Defeasance Provisions:

  Form and Denomination:

  Time of Delivery:

  Closing Location:

  Names and Addresses of Manager:

     Manager:

     Address for Notices, etc.

  Other Terms:

TERMS OF DEBT WARRANTS

     [Number of Debt Warrants issued with each $          principal amount of
     Debt Securities:]

     [Detachable Date:]

     Exercise Date:

     Expiration Date:

     Exercise Price:

     Principal amount of Debt Warrant Securities purchasable upon exercise of one Debt Warrant:

     Form:

     [Other Terms:]

TERMS OF DEBT WARRANT SECURITIES

     Maturity Date:

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates:

     Form and Denomination:

     [Other Terms]:

     [The commission to be paid to the Underwriters in respect of the Offered Securities purchased pursuant to delayed delivery contracts arranged by the
Underwriters shall be      % of the principal amount of the Debt Securities so
purchased [and $          per Debt Warrant so purchased].]

     All provisions contained in the document entitled Amoco Company Underwriting Agreement Standard Provisions (Debt Securities and Warrants to
Purchase Debt Securities) dated             , 199  , a copy of which is attached
hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement, (iii) if the Offered Securities do not include Debt Warrants, then all references in such document to Debt Warrant Securities shall not be deemed to be a part of this Agreement and (iv) all references in such document to a type of agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.
                                      Very truly yours,

                                      [MORGAN STANLEY & CO. INCORPORATED]
                                      [MORGAN STANLEY INTERNATIONAL]

                                      Acting severally on behalf of themselves and the several Underwriters named herein

                                      By: [MORGAN STANLEY & CO. INCORPORATED]
                                          [MORGAN STANLEY INTERNATIONAL]

                                      By:
                                      ------------------------------------------
                                         Name:
                                         Title:
Accepted:           , 199
AMOCO COMPANY

By:
----------------------------------------------------------
    Name:
    Title:

Accepted:           , 199
AMOCO CORPORATION

By:
----------------------------------------------------------
    Name:
    Title:

                                 AMOCO COMPANY

                             UNDERWRITING AGREEMENT

                              STANDARD PROVISIONS
                         (DEBT SECURITIES AND WARRANTS
                          TO PURCHASE DEBT SECURITIES)

                                                                           , 199

     From time to time, Amoco Company, a Delaware corporation (the "Company"), and Amoco Corporation, an Indiana corporation (the "Guarantor"), may enter into one or more underwriting or other agreements that provide for the sale of designated securities, guaranteed by the Guarantor, to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

     The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") two registration statements (Nos. 33-11635 and
33-      ), including a prospectus, relating to the Debt Securities and Debt
Warrants and to the unconditional guarantee by the Guarantor of payment of principal, premium, if any, and interest, if any (the "Guarantees"), and have filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing, to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities and related Guarantees (the "Offered Guarantees") and the Debt Warrant Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the two registration statements referred to above, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities, the Offered Guarantees and the Debt Warrant Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company and the Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     The term Contract Securities means the Offered Securities to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

     1. Representations and Warranties. The Company and the Guarantor represent and warrant to and agree with each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company and the Guarantor, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company and/or the Guarantor in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee.

          (c) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

     2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts substantially in the form of Schedule I hereto but with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity of the performance of any Delayed Delivery Contracts.

     If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

     3. Public Offering. The Company and the Guarantor are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities after this Agreement has been entered into in accordance with the terms of the Underwriting Agreement. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

     4. Purchase and Delivery. Except as otherwise provided in this Section 4 or in the Underwriting Agreement, payment for the Underwriters' Securities shall be made at the time and place set forth and in the funds specified in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

     Delivery on the Closing Date of any Underwriters' Securities that are (i) Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "Global Debt Security") evidencing the Offered Securities that are Debt Securities in bearer form and
(ii) Debt Warrants in bearer form shall be effected only by delivery of a single permanent global Debt Warrant (the "Global Debt Warrant") evidencing the Offered Securities that are Debt Warrants in bearer form, in each case to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and for Cedel Bank, societe anonyme ("Cedel Bank") for credit to the respective accounts at Euroclear or Cedel Bank of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security or Global Debt Warrant shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security or Global Debt Warrant, as the case may be, by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus. Debt Warrants in bearer form shall be evidenced only by a Global Debt Warrant until their expiration.

     5. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date,

             (i) there shall not have occurred any downgrading, nor shall any written notice have been given of any intended or potential downgrading in the rating accorded any of the Company's securities or the Guarantor's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

             (ii) there shall have been no material adverse change (not in the ordinary course of business) in the financial condition of the Guarantor and its subsidiaries, taken as a whole, or the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus.

          (b) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company and the Guarantor, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company and the Guarantor contained in this Agreement are true and correct as of the Closing Date and that the Company and the Guarantor have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) The Manager shall have received on the Closing Date an opinion or opinions of counsel for the Company and the Guarantor (who may be an employee or employees of the Company or the Guarantor), dated the Closing Date, substantially in the form agreed upon by the Company, the Guarantor, and the Underwriters at or prior to the time the Underwriters agree to purchase the Offered Securities. In rendering such opinion, such counsel may rely as to all matters governed by New York law upon the opinion referred to in subsection (d) of this Section.

          (d) The Manager shall have received on the Closing Date an opinion or opinions of Simpson Thacher & Bartlett, special counsel for the Underwriters, dated the Closing Date, with respect to the incorporation of the Company and the Guarantor, the validity of the Indenture, the Offered Securities, the Offered Guarantees, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Manager may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering such opinion or opinions, such counsel may rely as to all matters governed by Indiana law upon the opinion referred to in subsection (c) of this Section.

          (e) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the independent public accountants of the Company and the Guarantor, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters in similar types of transactions with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

     6. Covenants of the Company and the Guarantor. In further consideration of the agreements of the Underwriters herein contained, the Company and the Guarantor each covenant as follows:

          (a) To furnish the Manager, without charge, two copies of the Registration Statement (including exhibits thereto) and any supplements and amendments thereto and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as the Manager may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities and Offered Guarantees, to furnish to the Manager a copy of each such proposed amendment or supplement.

          (c) If, during such period after the first date of the public offering of the Offered Securities and Offered Guarantees as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at their own expense, to the Underwriters, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Offered Securities and the Offered Guarantees for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request, provided that in connection therewith, neither the Company nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdictions.

          (e) To make generally available to their security holders as soon as practicable an earning statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the Closing Date or seven calendar days from the date of the Underwriting Agreement, whichever is earlier, not to offer, sell, contract to sell or otherwise dispose of (i) any debt securities of the Company or the Guarantor or warrants to purchase debt securities of the Company or the Guarantor substantially similar to the Offered Securities (other than (A) the Offered Securities and (B) commercial paper) or (ii) any guarantees of the Guarantor of debt securities (of the Company or another issuer) which are substantially similar to the Offered Securities (other than (A) the Offered Guarantees and (B) guarantees of commercial paper of any subsidiary of the Company or the Guarantor), without the prior written consent of the Manager.

          (g) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of their respective obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities and the Offered Guarantees, (iii) the fees and disbursements of the counsel and accountants of the Company and the Guarantor and of the Trustee and its counsel, (iv) the qualification of the Offered Securities and the Offered Guarantees under securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) any fees charged by rating agencies for the rating of the Offered Securities and (vii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. It is understood and agreed, however, that except as provided in this Section, Section 8 and Section 11 hereof, the Manager and Underwriters will pay all of their own costs and expenses, including costs and expenses of their counsel, transfer taxes on resale of any of the Offered Securities by them, and any advertising expenses connected with any offers they may make.

     7. Covenants of the Underwriters. Each of the several Underwriters represents and agrees with the Company that with respect to Debt Securities sold outside the United States or its possessions, it will comply with or observe any restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

     8. Indemnification and Contribution. (a) The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating or defending any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company or the Guarantor in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the Company and the Guarantor shall not be liable to any Underwriter under the indemnity agreement in this paragraph (a) with respect to any preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Offered Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (not including the documents incorporated therein by reference) (or of the Prospectus (not including the documents incorporated therein by reference) as then amended or supplemented) if the Company and/or the Guarantor had previously furnished copies thereof to such Underwriter.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantor, the directors of either, the officers of either who sign the Registration Statement and any person controlling the Company or the Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantor to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company or the Guarantor in writing by such Underwriter through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel required to be admitted in that jurisdiction for the purpose of complying with the local rules of judicial practice and procedure in such jurisdiction) for all such indemnified parties. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company and the Guarantor, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reasons of such settlement or judgment.

     (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

     (e) The Company, the Guarantor and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities and Offered Guarantees underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     9. Termination. This Agreement shall be subject to termination, by notice given by the Manager to the Company and the Guarantor, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the New York Stock Exchange, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the reasonable judgment of the Manager, will prevent or materially impair the marketing of the Offered Securities on the terms and in the manner contemplated in the Prospectus.

     10. Defaulting Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company and the Guarantor for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Guarantor. In any such case either the Manager or the Company and the Guarantor shall have the right to postpone the Closing Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     11. Default by Company or Guarantor. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its respective obligations under this Agreement, the Company and the Guarantor will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities and Offered Guarantees, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Offered Securities and Offered Guarantees except as provided in Sections 6(g) and 8 hereof, and provided that notwithstanding anything contained herein to the contrary, the Company and the Guarantor shall not be under any liability to any Underwriter with respect to the Offered Securities or the Offered Guarantees (including without limitation any out-of-pocket expenses) if any Underwriter shall default on its obligation to purchase Offered Securities and such Offered Securities (or any other Offered Securities) shall not have been purchased by another Underwriter under the terms of the Underwriting Agreement.

     12. Representations and Indemnities to Survive. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company and the Guarantor, their respective officers and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation made by or on behalf of any Underwriter or the Company or the Guarantor or any of the officers, directors or controlling persons referred to in Section 8 and delivery of and payment for the Offered Securities.

     13. Successors. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

     14. Counterparts. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     15. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     16. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     17. Notices. In all dealings hereunder, the Manager shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Manager.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Manager as set forth in the Underwriting Agreement; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Treasurer; and if to the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of Amoco Corporation set forth in the Registration Statement, Attention: Treasurer; provided however, that any notice to an Underwriter pursuant to Section 8 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in the Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Guarantor by the Manager upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     18. Miscellaneous. Time shall be of the essence of this Agreement. As used herein "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                                                                      SCHEDULE I

                           DELAYED DELIVERY CONTRACT

                                                                           , 199

Dear Sirs:

     The undersigned hereby agrees to purchase from Amoco Company, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto, which are guaranteed as to payment of principal, premium, if any, and interest, if any, by Amoco Corporation, an Indiana corporation (the "Securities"), offered by the
Company's Prospectus dated             , 19  and Prospectus Supplement dated
            , 19 , receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

     The undersigned will purchase from the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

     Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by
                    funds at the office of                     , New York, N.Y.,
at 10:00 A.M. (New York time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that (1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this Agreement.

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                          Yours very truly,



                                          ---------------------------------
                                                       (Purchaser)

                                          By
                                            -------------------------------
                                                         (Title)


                                          ---------------------------------



                                          ---------------------------------
                                                        (Address)


Accepted:

AMOCO COMPANY

By
  ---------------------------------------

                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                 TELEPHONE NO.
      NAME                   (INCLUDING AREA CODE)                 DEPARTMENT
      ----                   ---------------------                 ----------

                                                                      SCHEDULE A

SECURITIES:

PRINCIPAL AMOUNTS OR NUMBERS TO BE PURCHASED:

PURCHASE PRICE:

DELIVERY DATES:

                                  Annex I


  [Form of Opinion of Counsel for the Company and the Guarantor]

[Date]

[Name and Address of Manager]

Dear Sirs:

[I am [                 ] of Amoco Company, a Delaware
corporation (the "Company") and [                 ] of Amoco
Corporation, an Indiana corporation (the "Guarantor").] I have acted as legal counsel to the Company and the Guarantor, in connection with the authorization and issuance by the Company of $__________ in principal amount of [name of security], unconditionally and irrevocably guaranteed by the Guarantor (the "Securities") to be issued pursuant to the provisions of the Indenture dated as of August 1, 1997 (the "Indenture") among the Company, the Guarantor and The Chase Manhattan Bank, as trustee (the "Trustee"). This opinion is furnished to you pursuant to Section 5(c) of the Amoco Company Underwriting Agreement Standard Provisions (Debt Securities and Warrants to Purchase Debt Securities) dated ________ __, 199_ (the "Standard Provisions") between you, as Manager of the several underwriters ("Underwriters"), and the Company and the Guarantor, relating to the terms and conditions of the sale by the Company and the purchase by the Underwriters, severally, of debt securities to be issued pursuant to the Indenture. The specific terms and conditions of the same and purchase of the Securities are set forth in the Underwriting Agreement dated ________ __, 199_ (together with the Standard Provisions, the "Underwriting Agreement") between you, as Manager of the Underwriters, and the Company and the Guarantor.

As such counsel, I have reviewed all action taken by the Company in connection with the authorization of the Securities and the Guarantor in connection with the authorization of the guarantees
(the "Guarantees") which are part of the Securities; the
Indenture; the Registration Statements on Form S-3 (File No.
33-11635 and 333-       ) filed by the Company and the Guarantor with
the Securities and Exchange Commission (the "Commission") as amended to the date of the Underwriting Agreement (the
"Registration Statements"); the prospectus included therein, as supplemented by the prospectus supplement specifically relating to the Securities (collectively, the "Prospectus") and the exhibits thereto and the documents incorporated by reference therein; the Underwriting Agreement; and the execution of the Securities, the Guarantees, the Underwriting Agreement and the Indenture. I have also made such other legal and factual inquiries as I have determined advisable for the purpose of this opinion, and I am, to the extent deemed advisable by me, basing this opinion upon certificates satisfactory to me of one or more officers of the Company and the Guarantor as to factual matters and on certain certificates and assurances from public officials.
I have assumed the authenticity of all such certificates of public officials and the genuineness of all signatures thereon.

Terms used in this opinion letter which are not defined herein but which are defined, either directly or by cross reference, in the Indenture are used herein with the respective meanings assigned to such terms in the Indenture.

I am qualified to practice law in the State of Illinois, and the opinions hereinafter expressed are limited to the laws of that State, the Business Corporation Law of the State of Indiana, the General Corporation Law of the State of Delaware, and the federal law of the United States of America. As to all matters relating to New York law, I have relied for purposes of this opinion on the opinion delivered to you this date in connection with the
Indenture by [                 ] and my opinion is subject to the
exceptions and qualifications set forth therein.

Based upon,and subject to the foregoing, and subject to the qualifications set forth herein, I am of the opinion that:

1. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware; Amoco has been duly incorporated and is a corporation in existence under the laws of the State of Indiana. The Company and the Guarantor have the corporate power and authority to own their properties and conduct their businesses as described in the Registration Statements and are duly qualified to do business as a corporation in good standing in each jurisdiction in which, in my opinion, such qualification is required, or if in any jurisdiction the Company or the Guarantor is not so qualified, the failure to so qualify does not, considering all such cases in the aggregate, involve a material risk to the business, properties, financial position or results of operations of the Company or the Guarantor and their respective subsidiaries, taken as a whole.

2. Each of Amoco Chemical Company, Amoco Oil Company and Amoco Production Company has been duly incorporated, is validly existing in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property is material to such corporation and authorized and issued and are fully paid and nonassessable and all of such shares are owned by Amoco directly or indirectly free and clear of any lien, security interest, claim or other encumbrance.

3. The Company and the Guarantor have the authorized capitalization as set forth in the Registration Statements, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable.

4. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

5. The Securities have been duly authorized, executed and issued and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, and the Securities are valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits provided by the Indenture, subject to bank-ruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

6. The Guarantees have been duly authorized, executed, issued and delivered to the Underwriters pursuant to the Underwriting Agreement; the Guarantees are valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms and entitled to the benefits provided in the Indenture, subject to bankruptcy, insol-vency, reorganization and other laws of general applic-ability relating to or affecting creditors' rights and to general equitable principles; and the [name of security], the Guarantees and the Indenture conform to the descriptions thereof in the Prospectus.

7. The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes valid and legally binding obligations of each of the Company and the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act of 1939.

8. The issue and sale of the Securities, including the Guarantees, and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Guarantees, the Indenture, the Underwriting Agreement and the consummation of the transactions therein contemplated

     Guarantees, the Indenture, the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to me to which or by which either of the Company or the Guarantor is bound or to which any of the property or assets of the Company or the Guarantor is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or the Articles of Incorporation or By-Laws of the Guarrantor or any statute or, to my knowledge, any order, rule or regulation of any court or governmental agency or body having jurisdiction over either of the Company or the Guarantor or any of their respective properties.

9. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States, any state in the United States or any political subdivision thereof having jurisdiction over either of the Company or the Guarantor (other than such as have been obtained under the Securities Act of 1933 (the "Securities Act") and the Trust Indenture Act of 1939, and qualification under state securities or "Blue Sky" laws) is required for the issue and sale of the Securities, including the Guarantees, or the consummation of the transactions contemplated by the Underwriting Agreement or the Indenture.

10. To the best of my knowledge and other than as set forth in the Registration Statements, there are no legal or govern-mental proceedings pending to which either the Company or the Guarantor or any of their respective subsidiaries is the subject which are reasonably likely to be determined adversely, and if determined adversely to the Company or the Guarantor or any of their respective subsidiaries, would individually or in the aggregate be reasonably likely to have a material adverse effect on the consolidated financial position, earnings, business or properties of the Company and its subsidiaries or the Guarantor and its subsidiaries, taken as a whole; and, to the best of my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

11. Each document filed by the Company and the Guarantor pursuant to the Securities Exchange Act of 1934 (except as to financial statements contained therein as to which I do not express an opinion), and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with such Act and the rules and regu-lations thereunder. The Registration Statements and the

     Prospectus (except in each case, as to financial statements contained therein, as to which I do not express any opinion), comply as to form in all material respects with the Securities Act and the rules and regulations thereunder and the Trust Indenture Act of 1939 and the rules and regulations thereunder.

12. Nothing that has come to my attention in the course of my review of the Registration Statements has caused me to believe that the Registration Statements contained as of the date each part of the Registration Statements became effective or as of the date of the Underwriting Agreement, or contain as of the date and time of delivery of this opinion, an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; nothing that has come to my attention in the course of my review of the Prospectus has caused me to believe that the Prospectus (other than the financial statements and other financial data therein, as to which I am not called on to express an opinion) contained as of its date or as of the date of the Underwriting Agreement, or contains as of the date and time of delivery of this opinion, an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and nothing that has come to my attention in the course of my review of the Registration Statements and the Prospectus has caused me to believe that any amendment to the Registration Statements is required to be filed or any contracts or other documents of a character are required to be filed as an exhibit to the Registration Statements or are required to be incorporated by reference into the Prospectus or are required to be described in the Registration
     Statements or the Prospectus which are not filed or incorporated by reference or described as required.

This opinion is rendered solely for use by the addressee hereof in connection with the transactions described herein and may not be relied upon by any other person for any other purpose without my prior written consent.